News Release Patrick Industries, Inc. Announces Promotion of Jeffrey M. Rodino to President ELKHART, IN – July 13, 2021 – Patrick Industries, Inc. (NASDAQ: PATK) (“Patrick” or the “Company”) announced today that Jeffrey M. Rodino has been appointed as President of the Company. Andy L. Nemeth will continue in his role as Chief Executive Officer. “Patrick continues to experience tremendous growth along with opportunities for both strategic and organic expansion, and Jeff has provided exceptional strategic and organizational leadership during his tenure with Patrick,” said Mr. Nemeth. “Jeff has established proven and highly-respected credibility within our organization and our primary end markets, helping to drive the execution of our vision and our organizational strategic agenda. Jeff’s new role recognizes his many contributions to Patrick’s success and at the same time reflects the evolution and increasing size and scale of our Company, which has grown to more than $3.4 billion in annualized sales today. I am excited to continue my partnership with Jeff and am confident in his ability to continue leading the Company into the future and fostering our values and humble culture, which are centered around the embodiment of ‘Better Together’.” “The talent, dedication, work ethic, customer focus, and attitude of the Patrick team are truly inspiring and I am honored to have the opportunity to continue to work with such a creative collaboration of team members and leaders,” said Mr. Rodino. “Each of our brands personifies our customer-first culture and values, and I look forward to further driving that vision and helping lead our ongoing efforts across each of our end markets.” Mr. Rodino was the Chief Sales Officer of the Company from September 2016 to July 2021, and Executive Vice President of Sales from December 2011 to July 2021. In addition, he was the Chief Operating Officer of the Company from March 2013 to September 2016, and Vice President of Sales for the Midwest from August 2009 to December 2011. Mr. Rodino has over 27 years of experience serving the recreational vehicle, marine, manufactured housing, and industrial markets. About Patrick Industries, Inc. Patrick Industries, Inc. is a major manufacturer and distributor of component products and building products serving the recreational vehicle, marine, manufactured housing, residential housing, high-rise, hospitality, kitchen cabinet, office and household furniture, fixtures and commercial furnishings, and other industrial markets and operates coast-to-coast in various locations throughout the United States and in Canada and China. Patrick's major manufactured products include decorative vinyl and paper laminated panels, countertops, fabricated aluminum products, wrapped profile moldings, slide- out trim and fascia, cabinet doors and components, hardwood furniture, fiberglass bath fixtures and tile systems, thermoformed shower surrounds, specialty bath and closet building products, fiberglass and plastic helm systems and component products, adhesives, wiring and wire harnesses, boat covers, towers, tops and frames, electrical systems components including instrument and dash panels,

2 softwoods lumber, interior passage doors, air handling products, RV painting, slotwall panels and components, fuel tanks, and CNC molds and composite parts and other products. The Company also distributes drywall and drywall finishing products, electronics and audio systems components, wiring, electrical and plumbing products, appliances, cement siding, raw and processed lumber, FRP products, interior passage doors, roofing products, tile, laminate and ceramic flooring, shower doors, furniture, fireplaces and surrounds, interior and exterior lighting products, various marine aftermarket products, and other miscellaneous products, in addition to providing transportation and logistics services. Cautionary Statement Regarding Forward-Looking Statements This press release contains certain statements related to future results, our intentions, beliefs and expectations or predictions for the future, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any projections of financial performance or statements concerning expectations as to future developments should not be construed in any manner as a guarantee that such results or developments will, in fact, occur. There can be no assurance that any forward-looking statement will be realized or that actual results will not be significantly different from that set forth in such forward-looking statement. Information about certain risks that could affect our business and cause actual results to differ from those expressed or implied in the forward-looking statements are contained in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and in the Company's Forms 10-Q for subsequent quarterly periods, which are filed with the Securities and Exchange Commission (“SEC”) and are available on the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of this press release, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date on which it is made. Contact: Julie Ann Kotowski Investor Relations kotowskj@patrickind.com 574.294.7511